CONSOLIDATED STATEMENTS OF INCOME (USD $) In Thousands, except Per Share data	12 Months Ended
	Dec. 25, 2010	Dec. 26, 2009	Dec. 27, 2008
Income Statement [Abstract]
Net sales	$ 2,059,797	$ 1,547,225	$ 2,558,448
Cost of goods sold	1,774,811	1,327,022	2,233,123
Depreciation and amortization	40,364	41,568	44,345
Selling, general, and administrative expense	131,211	116,660	136,884
Insurance settlements	(22,736)	0	0
Impairment charges	0	29,755	18,000
Operating income	136,147	32,220	126,096
Interest expense	(11,647)	(9,963)	(19,050)
Other (expense) income, net	(2,650)	872	13,896
Income before income taxes	121,850	23,129	120,942
Income tax expense	(34,315)	(17,792)	(38,332)
Consolidated net income	87,535	5,337	82,610
Less net income attributable to noncontrolling interest	(1,364)	(662)	(1,796)
Net income attributable to Mueller Industries, Inc.	$ 86,171	$ 4,675	$ 80,814
Weighted average shares for basic earnings per share (in shares)	37,672	37,336	37,123
Effect of dilutive stock-based awards (in shares)	97	88	186
Adjusted weighted average shares for diluted earnings per share (in shares)	37,769	37,424	37,309
Basic earnings per share (in dollars per share)	$ 2.29	$ 0.13	$ 2.18
Diluted earnings per share (in dollars per share)	$ 2.28	$ 0.12	$ 2.17
Dividends per share (in dollars per share)	$ 0.4	$ 0.4	$ 0.4

CONSOLIDATED BALANCE SHEETS (USD $) In Thousands	12 Months Ended
	Dec. 25, 2010	Dec. 26, 2009
Current assets:
Cash and cash equivalents	$ 394,139	$ 346,001
Accounts receivable, less allowance for doubtful accounts of $5,447 in 2010 and $5,947 in 2009	269,258	228,739
Inventories	209,892	191,262
Current deferred income taxes	19,227	18,491
Other current assets	19,798	24,350
Total current assets	912,314	808,843
Property, plant, and equipment, net	229,498	250,395
Goodwill	102,250	102,250
Other assets	14,934	18,653
Total Assets	1,258,996	1,180,141
Current liabilities:
Current portion of debt	32,020	24,325
Accounts payable	67,849	73,837
Accrued wages and other employee costs	33,338	24,829
Other current liabilities	61,920	60,379
Total current liabilities	195,127	183,370
Long-term debt, less current portion	158,226	158,226
Pension liabilities	18,249	20,715
Postretirement benefits other than pensions	22,690	23,605
Environmental reserves	23,902	23,268
Deferred income taxes	24,081	31,128
Other noncurrent liabilities	824	887
Total liabilities	443,099	441,199
Mueller Industries, Inc. stockholders' equity:
Preferred stock - $1.00 par value; shares authorized 5,000,000; none outstanding	0	0
Common stock - $.01 par value; shares authorized 100,000,000; issued 40,091,502; outstanding 37,854,760 in 2010 and 37,649,584 in 2009	401	401
Additional paid-in capital	263,233	262,166
Retained earnings	611,279	540,218
Accumulated other comprehensive loss	(37,046)	(36,104)
Treasury common stock, at cost	(49,131)	(53,514)
Total Mueller Industries, Inc. stockholders' equity	788,736	713,167
Noncontrolling interest	27,161	25,775
Total equity	815,897	738,942
Commitments and contingencies	-	-
Total Liabilities and Equity	$ 1,258,996	$ 1,180,141

CONSOLIDATED BALANCE SHEETS (Parenthetical) (USD $) In Thousands, except Share data	Dec. 25, 2010	Dec. 26, 2009
Current assets:
Allowance for doubtful accounts	$ 5,447	$ 5,947
Mueller Industries, Inc. stockholders' equity:
Preferred stock - par value (in dollars per share)	$ 1	$ 1
Preferred stock - shares authorized (in shares)	5,000,000	5,000,000
Preferred stock - shares outstanding (in shares)	0	0
Common stock - par value (in dollars per share)	$ 0.01	$ 0.01
Common stock - shares authorized (in shares)	100,000,000	100,000,000
Common stock - shares issued (in shares)	40,091,502	40,091,502
Common stock - shares outstanding (in shares)	37,854,760	37,649,584

CONSOLIDATED STATEMENTS OF CASH FLOWS (USD $) In Thousands	12 Months Ended
	Dec. 25, 2010	Dec. 26, 2009	Dec. 27, 2008
Operating activities:
Consolidated net income	$ 87,535	$ 5,337	$ 82,610
Reconciliation of net income to net cash provided by operating activities:
Depreciation	39,656	40,867	43,666
Amortization of intangibles	708	701	679
Amortization of Subordinated Debenture costs	288	190	539
Stock-based compensation expense	2,877	2,633	2,915
Insurance settlements	(22,736)	0	0
Insurance proceeds - noncapital related	5,561	7,338	4,954
Income tax benefit from exercise of stock options	(145)	(203)	(92)
Impairment charges	0	29,755	18,000
Deferred income taxes	(6,627)	(2,554)	(4,465)
Provision for doubtful accounts receivable	4,763	506	2,654
Gain on early retirement of debt	0	(128)	(21,575)
Loss on disposal of properties	756	683	598
Changes in assets and liabilities, net of business acquired:
Receivables	(46,494)	(6,988)	89,051
Inventories	(17,248)	22,699	44,591
Other assets	2,974	(505)	(3,027)
Current liabilities	4,913	(21,161)	(89,538)
Other liabilities	(623)	(1,808)	12,741
Other, net	199	26	1,459
Net cash provided by operating activities	56,357	77,388	185,760
Investing activities:
Capital expenditures	(18,678)	(13,942)	(22,261)
Acquisition of business	(2,021)	0	0
Proceeds from the sales of properties	71	611	81
Net (deposits into) withdrawals from restricted cash balances	(156)	7,013	(10,945)
Insurance proceeds	18,798	0	0
Net cash used in investing activities	(1,986)	(6,318)	(33,125)
Financing activities:
Repayments of long-term debt	0	(370)	(126,877)
Dividends paid to stockholders of Mueller Industries, Inc.	(15,074)	(14,944)	(14,847)
Dividends paid to noncontrolling interests	(741)	(1,449)	0
Issuance (repayment) of debt by joint venture, net	6,848	131	(25,564)
Acquisition of treasury stock	(418)	(870)	(32)
Issuance of shares under incentive stock option plans from treasury	2,846	9,145	1,167
Income tax benefit from exercise of stock options	145	203	92
Net cash used in financing activities	(6,394)	(8,154)	(166,061)
Effect of exchange rate changes on cash	161	4,225	(16,332)
Increase (decrease) in cash and cash equivalents	48,138	67,141	(29,758)
Cash and cash equivalents at the beginning of the year	346,001	278,860	308,618
Cash and cash equivalents at the end of the year	$ 394,139	$ 346,001	$ 278,860

CONSOLIDATED STATEMENTS OF CHANGES IN EQUITY (USD $) In Thousands	Common stock	Additional paid-in capital	Retained Earnings	Accumulated other comprehensive (loss) income	Treasury stock	Noncontrolling interest	Comprehensive income	Total
Balance at Dec. 29, 2007	$ 401	$ 259,611	$ 484,534	$ 31,808	$ (65,859)	$ 22,765
Balance, (in shares) at Dec. 29, 2007	40,092				3,012
Issuance of shares under incentive stock option plans		(240)			1,407
Issuance of shares under incentive stock option plans (in shares)					(65)
Stock-based compensation expense		2,915
Income tax benefit from exercise of stock options		92
Write-off of excess tax benefits arising from the exercise of stock options		0
Issuance of restricted stock		0			0
Issuance of restricted stock, (in shares)					0
Net income (loss) attributable to Mueller Industries, Inc.			80,814					80,814
Dividends paid or payable to stockholders of Mueller Industries, Inc.			(14,847)
Foreign currency translation				(51,701)		1,973
Net change with respect to derivative instruments and hedging activities, net of tax				(3,819)		(1,952)		(1,952)
Net actuarial (loss) gain on pension and postretirement obligations, net of tax				(26,542)
Other, net				2,141
Total other comprehensive income (loss) attributable to Mueller Industries, Inc.				(79,921)
Repurchase of common stock					(32)			32
Repurchase of common stock, (in shares)					2
Net income attributible to noncontrolling interest						1,796		1,796
Dividends paid to noncontrolling interest						0		0
Consolidated net income							82,610	82,610
Consolidated other comprehensive income (loss)							(79,900)
Consolidated comprehensive income							2,710
Less: comprehensive income attributable to noncontrolling interest							(1,817)
Comprehensive income attributable to Mueller Industries, Inc.							893
Balance at Dec. 27, 2008	401	262,378	550,501	(48,113)	(64,484)	24,582
Balance, (in shares) at Dec. 27, 2008	40,092				2,949
Issuance of shares under incentive stock option plans		(1,295)			10,440
Issuance of shares under incentive stock option plans (in shares)					(477)
Stock-based compensation expense		2,633
Income tax benefit from exercise of stock options		203
Write-off of excess tax benefits arising from the exercise of stock options		(353)
Issuance of restricted stock		(1,400)			1,400
Issuance of restricted stock, (in shares)					(64)
Net income (loss) attributable to Mueller Industries, Inc.			4,675					4,675
Dividends paid or payable to stockholders of Mueller Industries, Inc.			(14,958)
Foreign currency translation				13,278		28
Net change with respect to derivative instruments and hedging activities, net of tax				4,097		1,952
Net actuarial (loss) gain on pension and postretirement obligations, net of tax				(5,655)
Other, net				289
Total other comprehensive income (loss) attributable to Mueller Industries, Inc.				12,009
Repurchase of common stock					(870)			870
Repurchase of common stock, (in shares)					34
Net income attributible to noncontrolling interest						662		662
Dividends paid to noncontrolling interest						(1,449)		1,449
Consolidated net income							5,337	5,337
Consolidated other comprehensive income (loss)							13,989
Consolidated comprehensive income							19,326
Less: comprehensive income attributable to noncontrolling interest							(2,642)
Comprehensive income attributable to Mueller Industries, Inc.							16,684
Balance at Dec. 26, 2009	401	262,166	540,218	(36,104)	(53,514)	25,775		738,942
Balance, (in shares) at Dec. 26, 2009	40,092				2,442
Issuance of shares under incentive stock option plans		(394)			3,240
Issuance of shares under incentive stock option plans (in shares)					(149)
Stock-based compensation expense		2,877
Income tax benefit from exercise of stock options		145
Write-off of excess tax benefits arising from the exercise of stock options		0
Issuance of restricted stock		(1,561)			1,561
Issuance of restricted stock, (in shares)					(71)
Net income (loss) attributable to Mueller Industries, Inc.			86,171					86,171
Dividends paid or payable to stockholders of Mueller Industries, Inc.			(15,110)
Foreign currency translation				(977)		762
Net change with respect to derivative instruments and hedging activities, net of tax				376		0
Net actuarial (loss) gain on pension and postretirement obligations, net of tax				(402)
Other, net				61
Total other comprehensive income (loss) attributable to Mueller Industries, Inc.				(942)
Repurchase of common stock					(418)			418
Repurchase of common stock, (in shares)					15
Net income attributible to noncontrolling interest						1,365		1,364
Dividends paid to noncontrolling interest						(741)		741
Consolidated net income							87,535	87,535
Consolidated other comprehensive income (loss)							(180)
Consolidated comprehensive income							87,355
Less: comprehensive income attributable to noncontrolling interest							(2,127)
Comprehensive income attributable to Mueller Industries, Inc.							85,228
Balance at Dec. 25, 2010	$ 401	$ 263,233	$ 611,279	$ (37,046)	$ (49,131)	$ 27,161		$ 815,897
Balance, (in shares) at Dec. 25, 2010	40,092				2,237

CONSOLIDATED STATEMENTS OF CHANGES IN EQUITY (Parenthetical) (USD $) In Thousands	12 Months Ended
	Dec. 25, 2010	Dec. 26, 2009	Dec. 27, 2008
Statement of Stockholders' Equity [Abstract]
Net change with respect to derivative instruments and hedging activities, tax	$ (191)	$ (1,794)	$ 1,347
Net actuarial (loss) gain on pension and postretirement obligations, tax	1,631	2,138	14,867
Net change with respect to derivative instruments and hedging activities, tax (noncontrolling interest)	$ 0	$ (279)	$ 279

Summary Of Significant Accounting Policies	12 Months Ended
Dec. 25, 2010
Notes To Financial Statements [Abstract]
Summary of Significant Accounting Policies
Note 1 – Summary of Significant Accounting Policies

Nature of Operations

The principal business of Mueller Industries, Inc. is the manufacture and sale of copper tube and fittings; brass and copper alloy rod, bar, and shapes; aluminum and brass forgings; aluminum and copper impact extrusions; plastic pipe, fittings and valves; steel nipples; refrigeration valves and fittings; fabricated tubular products; and gas valves and assemblies.  The Company also resells imported brass and plastic plumbing valves, malleable iron fittings, faucets, and plumbing specialty products.  The Company markets its products to the HVAC, plumbing, refrigeration, hardware, and other industries.  Mueller's operations are located throughout the United States and in Canada, Mexico, Great Britain, and China.

Principles of Consolidation

The Consolidated Financial Statements include the accounts of Mueller Industries, Inc. and its majority owned subsidiaries.  All significant intercompany accounts and transactions have been eliminated in consolidation.  The noncontrolling interest represents a separate private ownership of 49.5 percent of Mueller-Xingrong.

Revenue Recognition

Revenue is recognized when title and risk of loss passes to the customer, provided collection is determined to be probable and no significant obligations remain for the Company.  Estimates for future rebates on certain product lines and product returns are recognized in the period which the revenue is recorded.  The cost of shipping product to customers is expensed as incurred as a component of cost of goods sold.

Cash Equivalents

Temporary investments with original maturities of three months or less are considered to be cash equivalents.  These investments are stated at cost.  At December 25, 2010 and December 26, 2009, temporary investments consisted of money market mutual funds, commercial paper, bank repurchase agreements, and U.S. and foreign government securities totaling  $315.9 million and  $245.4 million, respectively.  Included in other current assets is restricted cash of  $9.2 million and  $9.3 million at December 25, 2010 and December 26, 2009, respectively.  These amounts represent required deposits into brokerage accounts that facilitate the Company’s hedging activities and deposits that secure certain short-term notes issued under Mueller-Xingrong’s credit facility.

Allowance for Doubtful Accounts

The Company provides an allowance for receivables that may not be fully collected.  In circumstances where the Company is aware of a customer’s inability to meet its financial obligations (e.g., bankruptcy filings or substantial downgrading of credit ratings), it records a reserve for bad debts against amounts due to reduce the net recognized receivable to the amount it believes most likely will be collected.  For all other customers, the Company recognizes reserves for bad debts based on its historical collection experience.  If circumstances change (e.g., greater than expected defaults or an unexpected material change in a major customer’s ability to meet its financial obligations), the Company’s estimate of the recoverability of amounts due could be changed by a material amount.

Inventories

The Company’s inventories are valued at the lower-of-cost-or-market.  The material component of its U.S. copper tube and copper fittings inventories is valued on a LIFO basis.  Other manufactured inventories, including the non-material components of U.S. copper tube and copper fittings, are valued on a FIFO basis.  Certain inventories purchased for resale are valued on an average cost basis.  Elements of cost in finished goods inventory in addition to the cost of material include depreciation, amortization, utilities, consumable production supplies, maintenance, production wages, and transportation costs.

The market price of copper cathode and scrap is subject to volatility.  During periods when open market prices decline below net book value, the Company may need to provide an allowance to reduce the carrying value of its inventory.  In addition, certain items in inventory may be considered obsolete and, as such, the Company may establish an allowance to reduce the carrying value of those items to their net realizable value.  Changes in these estimates related to the value of inventory, if any, may result in a materially adverse impact on the Company’s reported financial position or results of operations.  The Company recognizes the impact of any changes in estimates, assumptions, and judgments in income in the period in which it is determined.

Property, Plant, and Equipment

Property, plant, and equipment are stated at cost.  Depreciation of buildings, machinery, and equipment is provided on the straight-line method over the estimated useful lives ranging from 20 to 40 years for buildings and five to 20 years for machinery and equipment.  Leasehold improvements are amortized over the lesser of their useful life or the remaining lease term.  Repairs and maintenance are expensed as incurred.

The Company evaluates the carrying value of property, plant, and equipment whenever a change in circumstances indicates that the carrying value may not be recoverable from the undiscounted future cash flows from operations.  If an impairment exists, the net book values are reduced to fair values as warranted.

Goodwill

Goodwill represents cost in excess of fair values assigned to the underlying net assets of acquired businesses.  Goodwill is subject to impairment testing, which is performed by the Company as of the first day of the fourth quarter of each fiscal year, unless circumstances dictate more frequent testing.  For testing purposes, the Company defines reporting units as components of its operating segments; components of a segment having similar economic characteristics are combined.  The annual impairment test is a two-step process.  The first step is the estimation of fair value of reporting units that have goodwill.  If this estimate indicates that impairment potentially exists, the second step (step two) is performed.  Step two, used to measure the amount of goodwill impairment loss, compares the implied fair value of goodwill to the carrying value.  In step two the Company is required to allocate the fair value of each reporting unit, as determined in step one, to the fair value of the reporting unit’s assets and liabilities, including unrecognized intangible assets and corporate allocation where applicable, in a hypothetical purchase price allocation as if the reporting unit had been purchased on that date.  If the implied fair value of goodwill is less than the carrying value, an impairment charge is recorded.  As discussed in Note 4, impairment charges were recognized in 2009 and 2008.  There can be no assurance that additional goodwill impairment will not occur in the future.

Self-Insurance Accruals

The Company is primarily self-insured for workers’ compensation claims and benefits paid under certain employee health care programs.  Accruals are primarily based on estimated undiscounted cost of claims, which includes incurred but not reported claims, and are classified as accrued wages and other employee costs.

Environmental Reserves and Environmental Expenses

The Company recognizes an environmental liability when it is probable the liability exists and the amount is reasonably estimable.  The Company estimates the duration and extent of its remediation obligations based upon reports of outside consultants; internal analyses of clean-up costs and ongoing monitoring costs; communications with regulatory agencies; and changes in environmental law.  If the Company were to determine that its estimates of the duration or extent of its environmental obligations were no longer accurate, the Company would adjust its environmental liabilities accordingly in the period that such determination is made.  Estimated future expenditures for environmental remediation are not discounted to their present value.  Accrued environmental liabilities are not reduced by potential insurance reimbursements.

Environmental expenses that relate to ongoing operations are included as a component of cost of goods sold.  Environmental expenses related to non-operating properties are included in other (expense) income, net on the Consolidated Statements of Income.

Earnings Per Share

Basic earnings per share is computed based on the weighted average number of common shares outstanding.  Diluted earnings per share reflects the increase in weighted average common shares outstanding that would result from the assumed exercise of outstanding stock options and vesting of restricted stock awards calculated using the treasury stock method.  Approximately 1.3 million, 1.2 million, and 1.3 million stock options were excluded from the computation of diluted earnings per share in 2010, 2009, and 2008, respectively, as the options' exercise price was higher than the average market price of the Company's stock.

Income Taxes

Deferred income tax assets and liabilities are recognized when differences arise between the treatment of certain items for financial statement and tax purposes.  Realization of certain components of deferred tax assets is dependent upon the occurrence of future events.  The Company records valuation allowances to reduce its deferred tax assets to the amount it believes is more likely than not to be realized.  These valuation allowances can be impacted by changes in tax laws, changes to statutory tax rates, and future taxable income levels and are based on the Company’s judgment, estimates, and assumptions regarding those future events.  In the event the Company were to determine that it would not be able to realize all or a portion of the net deferred tax assets in the future, the Company would increase the valuation allowance through a charge to income tax expense in the period that such determination is made.  Conversely, if the Company were to determine that it would be able to realize its deferred tax assets in the future, in excess of the net carrying amounts, the Company would decrease the recorded valuation allowance through a decrease to income tax expense in the period that such determination is made.

The Company provides for uncertain tax positions and the related interest and penalties, if any, based upon management’s assessment of whether a tax benefit is more likely than not to be sustained upon examination by tax authorities.  Tax benefits for uncertain tax positions that are recognized in the financial statements are measured as the largest amount of benefit, determined on a cumulative probability basis, that is more likely than not to be realized upon ultimate settlement.  To the extent the Company prevails in matters for which a liability for an uncertain tax position is established or is required to pay amounts in excess of the liability, the Company’s effective tax rate in a given financial statement period may be affected.

Taxes Collected from Customers and Remitted to Governmental Authorities

Taxes assessed by a governmental authority that are directly imposed on a revenue producing transaction between the Company and its customers, primarily value added taxes in foreign jurisdictions, are accounted for on a net (excluded from revenues and costs) basis.

Stock-Based Compensation

The Company has in effect stock incentive plans under which stock-based awards have been granted to certain employees and members of its board of directors.  Stock-based compensation expense is recognized in the Consolidated Statements of Income as a component of selling, general, and administrative expense based on the grant date fair value of the awards.

Concentrations of Credit and Market Risk

Concentrations of credit risk with respect to accounts receivable are limited due to the large number of customers comprising the Company’s customer base, and their dispersion across different geographic areas and different industries, including HVAC, plumbing, refrigeration, hardware, automotive, OEMs, and others.

The Company minimizes its exposure to base metal price fluctuations through various strategies.  Generally, it prices an equivalent amount of copper raw material, under flexible pricing arrangements it maintains with its suppliers, at the time it determines the selling price of finished products to its customers.

Derivative Instruments and Hedging Activities

The Company has utilized futures contracts to manage the volatility related to purchases of copper and natural gas, and certain transactions denominated in foreign currencies.  In addition, the Company has, in the past, reduced its exposure to increases in interest rates by entering into an interest rate swap contract.  These contracts have been designated as cash flow hedges.  The Company has also utilized futures contracts to protect the value of its copper inventory on hand and firm commitments to purchase copper through fair value hedges.  The Company accounts for financial derivative instruments by applying hedge accounting rules.  These rules require the Company to recognize all derivatives, as defined, as either assets or liabilities measured at fair value.  If the derivative is designated as a hedge, depending on the nature of the hedge, changes in the fair value of the derivative will either be offset against the change in fair value of the hedged assets, liabilities or firm commitments through earnings or recognized as a component of OCI until the hedged item is recognized in earnings.  The ineffective portion of a derivative’s change in fair value will be immediately recognized in earnings.  Gains and losses recognized by the Company related to the ineffective portion of its hedging instruments, as well as gains and losses related to the portion of the hedging instruments excluded from the assessment of hedge effectiveness, were not material to the Company’s Consolidated Financial Statements.  Should these contracts no longer meet hedge criteria either through lack of effectiveness or because the hedged transaction is not probable of occurring, all deferred gains and losses related to the hedge will be immediately reclassified from OCI into earnings.  Depending on position, the unrealized gain or loss on futures contracts are classified as other current assets or other current liabilities in the Consolidated Balance Sheets, and any changes thereto are recorded in changes in assets and liabilities in the Consolidated Statements of Cash Flows.

The Company primarily executes derivative contracts with major financial institutions.  These counterparties expose the Company to credit risk in the event of non-performance.  The amount of such exposure is limited to the fair value of the contract plus the unpaid portion of amounts due to the Company pursuant to terms of the derivative instruments, if any.  If a downgrade in the credit rating of these counterparties occurs, management believes that this exposure is mitigated by provisions in the derivative arrangements which allow for the legal right of offset of any amounts due to the Company from the counterparties with any amounts payable to the counterparties by the Company.  As a result, management considers the risk of loss from counterparty default to be minimal.

Fair Value of Financial Instruments

The carrying amounts for cash and cash equivalents, accounts receivable, and accounts payable approximate fair value due to the short-term maturity of these instruments.  Primarily using market yields, the fair value of the Company’s debt instruments were estimated to be  $189.9 million and  $181.8 million at December 25, 2010 and December 26, 2009, respectively.  Fair value estimates are made at a specific point in time based on relevant market information about the financial instrument (Level 2 hierarchy as defined by ASC 820, Fair Value Measurements and Disclosures (ASC 820)).

Foreign Currency Translation

For foreign subsidiaries in which the functional currency is other than the U.S. dollar, balance sheet accounts are translated at exchange rates in effect at the end of the year and income statement accounts are translated at average exchange rates for the year.  Translation gains and losses are included in equity as a component of OCI.  Included in the Consolidated Statements of Income were transaction losses of  $2.2 million in 2010,  $0.2 million in 2009, and  $0.7 million in 2008.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates, assumptions, and judgments that affect the amounts reported in the financial statements and accompanying notes.  Actual results could differ from those estimates.

Recently Issued Accounting Standards

In June 2009, the Financial Accounting Standards Board amended its accounting guidance on the consolidation of variable interest entities (VIE).  Among other things, the new guidance requires a qualitative rather than a quantitative assessment to determine the primary beneficiary of a VIE based on whether the entity (i) has the power to direct matters that most significantly impact the activities of the VIE and (ii) has the obligation to absorb losses or the right to receive benefits of the VIE that could potentially be significant to the VIE.  The amended guidance also requires an ongoing reconsideration of the primary beneficiary.  The provisions of this new guidance were effective as of the beginning of 2010.  The adoption had no impact on the Company’s Consolidated Financial Statements.

Reclassifications

Certain amounts in the 2009 and 2008 Consolidated Statements of Cash Flows have been reclassified to conform to the current year presentation.

Inventories	12 Months Ended
Dec. 25, 2010
Notes To Financial Statements [Abstract]
Inventories
Note 2 – Inventories

(In thousands)	2010	2009

Raw materials and supplies	$47,737	$32,593
Work-in-process	34,784	37,923
Finished goods	131,921	126,184
Valuation reserves	(4,550)	(5,438)

Inventories	$209,892	$191,262

Inventories valued using the LIFO method totaled  $21.2 million at December 25, 2010 and  $21.9 million at December 26, 2009.  At December 25, 2010 and December 26, 2009, the approximate FIFO cost of such inventories was  $126.8 million and  $98.1 million, respectively.  Additionally, the Company records certain inventories purchased for resale on an average cost basis.  The values of those inventories were  $36.4 million at December 25 2010 and  $34.2 million at December 26, 2009.

During 2010 and 2008 inventory quantities valued using the LIFO method declined which resulted in liquidation of LIFO inventory layers.  The effect of liquidation of LIFO layers decreased cost of sales by approximately  $0.6 million, or 1 cent per diluted share after tax, in 2010 and  $14.9 million, or 25 cents per diluted share after tax, in 2008.  During 2008, certain inventories were written down to the lower-of-cost-or-market.  The write-down of approximately  $4.9 million, or 8 cents per diluted share after tax during 2008 resulted from the open market price of copper falling below the inventories’ net book value.

At December 25, 2010, the FIFO value of inventory consigned to others was  $2.6 million compared with  $5.4 million at the end of 2009.

Property, Plant, and Equipment, Net	12 Months Ended
Dec. 25, 2010
Notes To Financial Statements [Abstract]
Property, Plant, and Equipment, Net
Note 3 – Property, Plant, and Equipment, Net

(In thousands)	2010	2009

Land and land improvements	$12,150	$12,492
Buildings	115,919	112,677
Machinery and equipment	558,775	577,595
Construction in progress	4,445	2,643

	691,289	705,407
Less accumulated depreciation	(461,791)	(455,012)

Property, plant, and equipment, net	$229,498	$250,395

Goodwill	12 Months Ended
Dec. 25, 2010
Notes To Financial Statements [Abstract]
Goodwill
Note 4 – Goodwill

The changes in the carrying amount of goodwill were as follows:

(In thousands)	Plumbing & Refrigeration Segment	OEM Segment	Total

Balance at December 27, 2008:
Goodwill	$139,971	$9,971	$149,942
Accumulated impairment	(20,756)	—	(20,756)

	119,215	9,971	129,186

Foreign currency translation adjustment	1,713	—	1,713
Impairment charge	(18,678)	(9,971)	(28,649)
Balance at December 26, 2009 and December 25, 2010:
Goodwill	141,684	9,971	151,655
Accumulated impairment	(39,434)	(9,971)	(49,405)

	$102,250	$—	$102,250

Because there are no observable inputs available (Level 3 hierarchy as defined by ASC 820), the Company estimates fair value of reporting units based on a combination of the market approach and income approach.  The market approach measures the fair value of a business through the analysis of publicly traded companies or recent sales of similar businesses.  The income approach uses a discounted cash flow model to estimate the fair value of reporting units based on expected cash flows (adjusted for capital investment required to support operations) and a terminal value.  This cash flow stream is discounted to its present value to arrive at a fair value for each reporting unit.  Future earnings are estimated using the Company’s most recent annual projection, applying a growth rate to future periods.  The discount rate selected for the reporting units is generally based on rates of return available from alternative investments of similar type and quality at the date of valuation.

There were no impairment charges resulting from the 2010 impairment tests since the estimated fair value substantially exceeded the carrying value.  During 2009, the Company incurred impairment charges of  $28.6 million.  In the Plumbing and Refrigeration segment, the Company recognized goodwill impairment at Mueller Primaflow, the Company’s import distribution business located in the U.K.  In the OEM segment, the Company recognized goodwill impairment at the following reporting units: (i) Impacts & Micro Gauge, (ii) Gas Products, and (iii) Mueller-Xingrong.  The impairment charges resulted from diminished operating results and cash flows due to weak demand and economic conditions of the markets in which the business units participate.  The Company reviewed the long-lived assets contained within the impaired reporting units, in accordance with the provisions of ASC 360, Property, Plant, and Equipment.  The Company determined that the undiscounted cash flows related to these assets or asset groups were in excess of their carrying value and therefore were not impaired.

The 2008 impairment tests resulted in total impairment of goodwill at the Company’s Mexican Operations.  This impairment charge resulted from the reporting unit’s operating results falling short of expectations made at the time the business was acquired.

The projections used to assist in the determination of the fair value of the reporting units were based on the Company’s annual operating plan, which is completed in the fourth quarter.  Those projections are directly impacted by the condition of the markets in which the Company’s businesses participate.  For the reporting units included in the Plumbing & Refrigeration segment, the projections reflect, among other things, the decline of the residential construction market over the past several years.  The OEM segment is also impacted by the residential construction market.  Additionally, this segment is linked to the automotive industry, which has been adversely affected by the recent economic downturn.

Debt	12 Months Ended
Dec. 25, 2010
Notes To Financial Statements [Abstract]
Debt
Note 5 – Debt

(In thousands)	2010	2009

6% Subordinated Debentures, due 2014	$148,176	$148,176
2001 Series IRB’s with interest at 3.08%, due 2011 through 2021	10,000	10,000
Mueller-Xingrong line of credit with interest at 4.86%, due 2011	32,020	24,325
Other	50	50

	190,246	182,551
Less current portion of debt	(32,020)	(24,325)

Long-term debt	$158,226	$158,226

On October 26, 2004, as part of a Special Dividend, the Company issued  $299.5 million in principal amount of its 6% Subordinated Debentures (the Debentures) due November 1, 2014.  Interest on the Debentures is payable semi-annually on May 1 and November 1.  The Company may repurchase the Debentures through open market transactions or through privately negotiated transactions.  Since issuance of the Debentures, the Company has repurchased and extinguished  $151.3 million in principal amount of the Debentures, of which  $0.5 million and  $149.0 million were repurchased in 2009 and 2008, respectively.  The Debentures may be redeemed in whole at any time or in part from time-to-time at the option of the Company at a price of 100 percent of the principal amount.

On December 1, 2006, the Company executed a Credit Agreement (the Agreement) with a syndicate of banks establishing an unsecured  $200 million revolving credit facility (the Credit Facility) which matures December 1, 2011.  Borrowings under the Credit Facility bear interest, at the Company’s option, at LIBOR plus a variable premium or the greater of Prime or the Federal Funds rate plus 0.5 percent.  LIBOR advances may be based upon the one, two, three, or six-month LIBOR.  The variable premium over LIBOR is based on certain financial ratios, and can range from 27.5 to 67.5 basis points.  At December 25, 2010, the premium was 27.5 basis points.  Additionally, a facility fee is payable quarterly on the total commitment and varies from 10.0 to 20.0 basis points based upon the Company’s capitalization ratio.  Availability of funds under the Credit Facility is reduced by the amount of certain outstanding letters of credit, which are used to secure the Company's payment of insurance deductibles and certain retiree health benefits, totaling approximately  $8.8 million at December 25, 2010.  Terms of the letters of credit are generally one year but are renewable annually.  There were no borrowings outstanding as of December 25, 2010.

On  July 16, 2010, Mueller-Xingrong entered into a credit agreement (the JV Credit Agreement) with a syndicate of four banks establishing a secured RMB 330 million, or approximately  $50 million revolving credit facility with a maturity date of July 16, 2011.  The JV Credit Agreement replaced the previous secured RMB 267 million financing agreement that was scheduled to mature on July 18, 2010.  Borrowings under the JV Credit Agreement are secured by the real property and equipment of Mueller-Xingrong and bear interest at the latest base-lending rate published by the People’s Bank of China (approximately 4.86 percent at December 25, 2010).

Borrowings under the Agreement and the JV Credit Agreement require, among other things, the satisfaction of certain financial ratios.  The JV Credit Agreement also requires lender consent for the payment of dividends.  At December 25, 2010, the Company was in compliance with all debt covenants.

Aggregate annual maturities of the Company’s debt are  $32.0 million in 2011,  $1.0 million in 2012,  $1.0 million in 2013,  $149.2 million in 2014,  $1.0 million in 2015, and  $6.0 million thereafter.  Interest paid in 2010, 2009, and 2008 was  $11.4 million,  $10.1 million, and  $19.9 million, respectively.  No interest was capitalized in 2010, 2009, or 2008.

Equity	12 Months Ended
Dec. 25, 2010
Notes To Financial Statements [Abstract]
Equity
Note 6 –Equity

The Company’s Board of Directors has extended, until October 2011, its authorization to repurchase up to ten million shares of the Company’s common stock through open market transactions or through privately negotiated transactions.  The Company has no obligation to purchase any shares and may cancel, suspend, or extend the time period for the purchase of shares at any time.  Any purchases will be funded primarily through existing cash and cash from operations.  The Company may hold any shares purchased in treasury or use a portion of the repurchased shares for its stock-based compensation plans, as well as for other corporate purposes.  From its initial authorization in 1999 through December 25, 2010, the Company had repurchased approximately 2.4 million shares under this authorization.

Components of accumulated other comprehensive loss are as follows:

(In thousands)	2010	2009

Cumulative foreign currency translation adjustment	$(9,480)	$(8,503)
Unrecognized prior service cost, net of income tax	(13)	(214)
Unrecognized actuarial net loss, net of income tax	(28,289)	(27,686)
Unrecognized derivative gains, net of income tax	566	190
Unrealized gain on marketable securities, net of income tax	170	109

Accumulated other comprehensive loss	$(37,046)	$(36,104)

The change in cumulative foreign currency translation adjustment primarily relates to the Company’s investment in foreign subsidiaries and fluctuations in exchange rates between their local currencies and the U.S. dollar.  During 2010, the values of the British pound sterling decreased approximately 3 percent and the Mexican peso increased approximately 5 percent relative to the U.S. dollar.

Income Taxes	12 Months Ended
Dec. 25, 2010
Notes To Financial Statements [Abstract]
Income Taxes
Note 7 – Income Taxes

The components of income (loss) before income taxes were taxed under the following jurisdictions:

(In thousands)	2010	2009	2008

Domestic	$88,262	$36,478	$131,472
Foreign	33,588	(13,349)	(10,530)

Income before income taxes	$121,850	$23,129	$120,942

Income tax expense consists of the following:

(In thousands)	2010	2009	2008

Current tax expense (benefit):
Federal	$32,132	$14,834	$40,743
Foreign	6,292	3,248	3,356
State and local	2,518	2,264	(1,302)

Current tax expense	40,942	20,346	42,797

Deferred tax (benefit) expense:
Federal	(4,057)	(4,321)	(3,686)
Foreign	(2,036)	3,893	(3,204)
State and local	(534)	(2,126)	2,425

Deferred tax (benefit) expense	(6,627)	(2,554)	(4,465)

Income tax expense	$34,315	$17,792	$38,332

No provision is made for U.S. income taxes applicable to undistributed earnings of foreign subsidiaries that are indefinitely reinvested in foreign operations.  It is not practicable to compute the potential deferred tax liability associated with these undistributed foreign earnings.

The difference between the reported income tax expense and a tax determined by applying the applicable U.S. federal statutory income tax rate to income before income taxes is reconciled as follows:

(In thousands)	2010	2009	2008

Expected income tax expense	$42,647	$8,095	$41,701
State and local income tax, net of federal benefit	2,867	2,844	3,920
Effect of foreign statutory rate different from U.S. and other foreign adjustments	(2,143)	435	(1,015)
Valuation allowance changes	(5,496)	52	(246)
U.S. production activities deduction	(2,975)	(700)	(2,275)
Gain on early retirement of debt	—	(45)	(7,551)
Goodwill impairment	—	8,728	6,321
Tax contingency changes	(1,516)	(973)	(1,740)
Other, net	931	(644)	(783)

Income tax expense	$34,315	$17,792	$38,332

During 2010, as a result of income from an insurance settlement in a foreign jurisdiction, the Company utilized a deferred tax asset and released a related valuation allowance of  $5.5 million, or 15 cents per diluted share.  Additional valuation allowance releases totaled  $1.1 million, or 3 cents per diluted share, due to the expectation that certain state tax attributes will be utilized.  The Company also added a valuation allowance of  $1.1 million, or 3 cents per diluted share, to offset a foreign deferred tax asset generated during the current year.  These estimates are highly subjective and could be affected by changes in business conditions and other factors.  Changes in any of these factors could have a material impact on future income tax expense.

During 2009, the Company added valuation allowances of  $3.6 million, or 10 cents per diluted share, due to the expectation that certain foreign deferred tax assets will not be realized.  This expense was partially offset by the reduction of a valuation allowance of  $2.6 million, or 7 cents per diluted share, due to an increase in the expected future utilization of a state deferred tax asset and the net reduction of a valuation allowance of  $0.9 million, or 2 cents per diluted share, related to a federal deferred tax asset.

    The Company reduced valuation allowances during 2008 by  $0.2 million due primarily to changes in estimates regarding the expected future utilization of certain tax attributes.

    The following summarizes the activity related to the Company’s unrecognized tax benefits:

(In thousands)	2010	2009

Beginning balance	$11,282	$9,546
Increases related to prior year tax positions	134	4,824
Increases related to current year tax positions	47	842
Decreases related to prior year tax positions	(612)	(420)
Decreases related to settlements with taxing authorities	(392)	(226)
Decreases due to lapses in the statute of limitations	(1,894)	(3,284)

Ending balance	$8,565	$11,282

Federal income tax benefits associated with state tax uncertainties and interest on federal tax uncertainties are recorded as a deferred tax asset.  As of December 25, 2010, this asset totaled  $0.5 million.  Of the  $8.6 million total unrecognized tax benefits and  $0.7 million of accrued interest, up to  $6.4 million could affect the effective tax rate, if recognized.  Due to ongoing federal, state, and foreign income tax audits and potential lapses of the statutes of limitations in various taxing jurisdictions, it is reasonably possible that the Company’s unrecognized tax benefits and accrued interest may decrease in the next twelve months up to  $4.4 million.

The Company includes interest and penalties related to income tax matters as a component of income tax expense.  Cumulative potential interest and penalties accrued related to unrecognized tax benefits totaled  $0.7 million as of December 25, 2010 and  $0.9 million as of December 26, 2009, without consideration of any applicable federal benefit.  The net reduction to income tax expense related to penalties and interest was  $0.2 million in 2010,  $0.7 million in 2009, and  $0.3 million in 2008.

The Internal Revenue Service concluded the audit of the Company’s 2007 federal income tax return during 2010, the results of which were immaterial.  Audit settlements of the 2004 and 2005 years in Mexico resulted in tax expense of  $2.0 million, or 5 cents per diluted share.  The Company is currently under audit in various state jurisdictions.

The statute of limitations is still open for the Company’s federal tax return and most state income tax returns for the 2007 return and all subsequent years.  The statutes of limitations for certain state and foreign returns are also open for some earlier tax years due to ongoing audits and differing statute periods.  While the Company believes that it is adequately reserved for possible audit adjustments, the final resolution of these examinations cannot be determined with certainty and could result in final settlements that differ from current estimates.

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities are presented below:

(In thousands)	2010	2009

Deferred tax assets:
Accounts receivable	$1,961	$2,165
Inventories	7,885	5,283
Other postretirement benefits and accrued items	13,889	14,126
Pension	14,764	13,753
Other reserves	13,516	13,670
Federal and foreign tax attributes	6,651	9,010
State tax attributes, net of federal benefit	32,138	32,864
Other	2,062	2,105

Total deferred tax assets	92,866	92,976
Less valuation allowance	(28,714)	(33,812)

Deferred tax assets, net of valuation allowance	64,152	59,164

Deferred tax liabilities:
Property, plant, and equipment	48,330	52,139
Foreign withholding tax	719	606
Pension	8,621	8,357
Other	1,093	720

Total deferred tax liabilities	58,763	61,822

Net deferred tax asset (liability)	$5,389	$(2,658)

As of December 25, 2010, after consideration of the federal impact, the Company had state income tax credit carryforwards of  $1.1 million with various expirations through 2025, and other state income tax credit carryforwards of  $17.2 million with unlimited lives.  The Company had state net operating loss (NOL) carryforwards with potential tax benefits of  $13.8 million expiring between 2014 and 2025.  The state tax credit and NOL carryforwards are offset by valuation allowances totaling  $22.6 million.

As of December 25, 2010, the Company had federal and foreign tax attributes with potential tax benefits of  $6.7 million, of which  $1.4 million has an unlimited life and  $5.3 million expire from 2013 to 2018.  These attributes were offset by valuation allowances of  $6.1 million.

Income taxes paid were approximately  $46.0 million in 2010,  $20.0 million in 2009, and  $48.0 million in 2008.

Other Current Liabilities	12 Months Ended
Dec. 25, 2010
Notes To Financial Statements [Abstract]
Other Current Liabilities
Note 8 – Other Current Liabilities

Included in other current liabilities were accrued discounts and allowances of  $35.8 million at December 25, 2010 and  $26.8 million at December 26, 2009, and taxes payable of  $8.6 million at December 25, 2010 and  $14.3 million at December 26, 2009.

Employee Benefits	12 Months Ended
Dec. 25, 2010
Notes To Financial Statements [Abstract]
Employee Benefits
Note 9 – Employee Benefits

The Company sponsors several qualified and nonqualified pension plans and other postretirement benefit plans for certain of its employees.  The following tables provide a reconciliation of the changes in the plans' benefit obligations and the fair value of the plans' assets for 2010 and 2009, and a statement of the plans’ aggregate funded status as of December 25, 2010 and December 26, 2009 as follows:

	Pension Benefits		Other Benefits
(In thousands)	2010	2009	2010	2009
Change in benefit obligation:
Obligation at beginning of year	$164,644	$146,505	$21,381	$21,969
Service cost	823	865	275	235
Interest cost	9,374	8,907	1,334	1,824
Participant contributions	—	73	—	—
Actuarial loss (gain)	12,417	15,745	(697)	(1,492)
Benefit payments	(10,636)	(12,281)	(1,100)	(1,152)
Effect of curtailments and settlements	—	—	(167)	(54)
Foreign currency translation adjustment	(2,158)	4,830	57	51

Obligation at end of year	174,464	164,644	21,083	21,381

Change in fair value of plan assets:
Fair value of plan assets at beginning of year	147,703	135,624	—	—
Actual return on plan assets	17,585	17,634	—	—
Employer contributions	3,042	3,244	1,100	1,152
Participant contributions	—	73	—	—
Benefit payments	(10,636)	(12,281)	(1,100)	(1,152)
Foreign currency translation adjustment	(1,479)	3,409	—	—

Fair value of plan assets at end of year	156,215	147,703	—	—

Underfunded status at end of year	$(18,249)	$(16,941)	$(21,083)	$(21,381)

The following represents amounts recognized in accumulated OCI (before the effect of income taxes) at December 25, 2010 and December 26, 2009:

	Pension Benefits		Other Benefits
(In thousands)	2010	2009	2010	2009
Unrecognized net actuarial loss	$41,935	$38,565	$1,455	$2,472
Unrecognized prior service cost	4	298	16	42

The Company sponsors one pension plan in the U.K. which comprises 35 percent and 40 percent of the above benefit obligation at December 25, 2010 and December 26, 2009, respectively, and 32 percent and 31 percent of the above plan assets at December 25, 2010 and December 26, 2009, respectively.

As of December 25, 2010,  $2.5 million of the actuarial net loss will, through amortization, be recognized as components of net periodic benefit cost in 2011.

In aggregate, the overfunded plans are recognized as an asset and the underfunded plans are recognized as a liability in the Consolidated Balance Sheets.  The amounts recognized as a liability are classified as current or long-term on a plan-by-plan basis.  Liabilities are classified as current to the extent the actuarial present value of benefits payable within the next 12 months exceed the fair value of plan assets, with all remaining amounts being classified as long-term.  As of December 25, 2010 and December 26, 2009, the total funded status of the plans recognized in the Consolidated Balance Sheets was as follows:

	Pension Benefits		Other Benefits
(In thousands)	2010	2009	2010	2009

Long-term asset	$—	$3,772	$—	$—
Current liability	—	—	(1,362)	(1,423)
Long-term liability	(18,249)	(20,713)	(19,721)	(19,958)

Total underfunded status	$(18,249)	$(16,941)	$(21,083)	$(21,381)

The projected benefit obligation, accumulated benefit obligation, and fair value of plan assets for the pension plans with benefit obligations in excess of plan assets were  $174.5 million,  $174.5 million, and  $156.2 million, respectively, as of December 25, 2010, and were  $65.9 million,  $65.9 million, and  $45.2 million, respectively, as of December 26, 2009.

The components of net periodic benefit cost (income) are as follows:

(In thousands)	2010	2009	2008
Pension benefits:
Service cost	$823	$865	$1,783
Interest cost	9,374	8,907	11,472
Expected return on plan assets	(11,443)	(10,732)	(16,844)
Amortization of prior service cost	294	305	332
Amortization of net loss (gain)	2,307	833	(399)

Net periodic benefit cost (income)	$1,355	$178	$(3,656)

Other benefits:
Service cost	$273	$235	$310
Interest cost	1,333	1,824	1,379
Amortization of prior service cost	1	2	3
Amortization of net loss	156	156	222
Effect of curtailments and settlements	25	28	100

Net periodic benefit cost	$1,788	$2,245	$2,014

During 2009, the Company executed a Deed of Amendment (the Amendment) which froze the accrual of future benefits related to its U.K. pension plan.  Pursuant to U.K. law, past service accruals are adjusted for the effects of inflation after the execution of the Amendment.  The Amendment did not have a material impact on the Company’s results of operations.

Prior service costs are amortized on a straight-line basis over the average remaining service period of active participants.  Gains and losses in excess of 10 percent of the greater of the benefit obligation and the market-related value of assets are amortized over the average remaining service period of active participants.

The weighted average assumptions used in the measurement of the Company's benefit obligations are as follows:

	Pension Benefits		Other Benefits
	2010	2009	2010	2009

Discount rate	5.25%	5.77%	5.39%	6.08%
Expected long-term return on plan assets	7.51%	8.04%	N/A	N/A
Rate of compensation increases	N/A	N/A	5.04%	5.04%
Rate of inflation	3.40%	3.75%	N/A	N/A

The weighted average assumptions used in the measurement of the Company's net periodic benefit cost are as follows:

	Pension Benefits			Other Benefits
	2010	2009	2008	2010	2009	2008

Discount rate	5.77%	6.44%	6.18%	6.08%	6.24%	6.21%
Expected long-term return on plan assets	8.04%	8.12%	8.01%	N/A	N/A	N/A
Rate of compensation increases	3.75%	2.75%	4.43%	5.04%	5.04%	5.04%

The Company’s Mexican postretirement plans and the U.K. pension plan (prior to the execution of the Amendment) use the rate of compensation increase in the benefit formulas.  After execution of the Amendment, past service on the U.K. pension plan will be adjusted for the effects of inflation.  All other pension plans are based on length of service.

The annual assumed rate of increase in the per capita cost of covered benefits (i.e., health care cost trend rate) is assumed to range from 6.81 to 10.00 percent for 2011, gradually decrease to 4.81 percent for 2018, and remain at that level thereafter.  The health care cost trend rate assumption could have a significant effect on the amounts reported.  For example, increasing the assumed health care cost trend rates by one percentage point would increase the accumulated postretirement benefit obligation by  $2.0 million and the service and interest cost components of net periodic postretirement benefit costs by  $0.1 million for 2011.  Decreasing the assumed health care cost trend rates by one percentage point in each year would decrease the accumulated postretirement benefit obligation and the service and interest cost components of net periodic postretirement benefit costs for 2011 by  $1.7 million and  $0.1 million, respectively.

The weighted average asset allocation of the Company’s pension fund assets are as follows:

	Pension Plan Assets
Asset category	2010	2009

Equity securities (includes equity mutual funds)	73%	59%
Fixed income securities (includes fixed income mutual funds)	4	4
Cash and equivalents (includes money market funds)	16	27
Alternative investments	7	10

Total	100%	100%

At December 25, 2010, the Company’s target allocation, by asset category, of assets of its defined benefit pension plans was: (i) equity securities, including equity index funds – at least 60 percent; (ii) fixed income securities – not more than 25 percent; and (iii) alternative investments – not more than 20 percent.

The Company’s pension plan obligations are long-term and, accordingly, the plan assets are invested for the long-term.  The Company believes that a diversified portfolio of equity securities (both actively managed and index funds) and private equity funds have an acceptable risk-return profile that, over the long-term, is better than fixed income securities.  Consequently, the pension plan assets are heavily weighted to equity investments.  Plan assets are monitored periodically.  Based upon results, investment managers and/or asset classes are redeployed when considered necessary.  Expected rates of return on plan assets were determined based on historical market returns giving consideration to the targeted composition of each plan’s portfolio.  None of the plans’ assets are expected to be returned to the Company during the next fiscal year.

Effective as of December 26, 2009, the Company adopted the updated guidance related to employers’ disclosures regarding postretirement benefit plan assets, which is included in ASC 715.  The updated guidance requires sponsors of postretirement plans to apply certain provisions of the fair value disclosure requirements of ASC 820 to its plan asset investments.  The adoption of this updated guidance had no impact on the Company’s financial statements, but the adoption did result in additional required disclosures related to the assets of the Company’s defined benefit pension plans as set forth below.

The Company’s investments for its pension plans are reported at fair value.  The following methods and assumptions were used to estimate the fair value of the Company’s plan asset investments:

Cash and money market funds – Valued at cost, which approximates fair value.

Common stock – Valued at the closing price reported on the active market on which the individual securities are traded.

Mutual funds – Valued at the net asset value of shares held by the plans at December 25, 2010 based upon quoted market prices.

Limited partnerships – Limited partnerships include investments in two Cayman Island multi-strategy hedge funds.  The plans’ investments in limited partnerships are valued at the estimated fair value of the class shares owned by the plans based upon the equity in the estimated fair value of those shares.  The estimated fair values of the limited partnerships are determined by the investment managers.  In determining fair value, the investment managers of the limited partnerships utilize the estimated net asset valuations of the underlying investment entities.  The underlying investment entities value securities and other financial instruments on a mark-to-market or estimated fair value basis.  The estimated fair value is determined by the investment managers based upon, among other things, the type of investments, purchase price, marketability, current financial condition, operating results, and other information.  The estimated fair values of substantially all of the investments of the underlying investment entities, which may include securities for which prices are not readily available, are determined by the investment managers or management of the respective underlying investment entities and may not reflect amounts that could be realized upon immediate sale.  Accordingly, the estimated fair values may differ significantly from the values that would have been used had a ready market existed for these investments.

The following table sets forth by level, within the fair value hierarchy, the assets of the plans at fair value as of December 25, 2010:

	Fair Value Measurements at December 25, 2010
(In thousands)	Level 1	Level 2	Level 3	Total

Cash and money market funds	$25,183	$—	$—	$25,183
Common stock (a)	61,704	—	—	61,704
Mutual funds (b)	57,738	—	—	57,738
Limited partnerships	—	—	11,590	11,590

Total	$144,625	$—	$11,590	$156,215

(a)
Approximately 90 percent of common stock represents investments in U.S. companies primarily in the health care, utilities, financials, consumer staples, industrials, information technology, and telecommunications sectors.  All investments in common stock are listed on U.S. stock exchanges.

(b)
Approximately 33 percent of mutual funds are actively managed funds.  Additionally, 49 percent of the mutual funds’ assets are invested in U.S. equities, 40 percent in non-U.S. equities, and 11 percent in non-U.S. fixed income securities.

The table below reflects the changes in the assets of the plan measured at fair value on a recurring basis using significant unobservable inputs (Level 3 hierarchy as defined by ASC 820) during the year ended December 25, 2010:

(In thousands)	Limited Partnerships

Balance, December 26, 2009	$14,572
Redemptions	(3,344)
Net appreciation in fair value	362

Balance, December 25, 2010	$11,590

Redemption of the plans’ investments in limited partnerships requires advance written notice.  One of the funds can be redeemed quarterly with 60 days notice, and the other fund can be redeemed monthly with 30 days notice.  There are no other restrictions on the redemption of the investments.

The assets of the plans do not include investments in securities issued by the Company.  The Company expects to contribute approximately  $1.5 million to its pension plans and  $1.4 million to its other postretirement benefit plans in 2011.  The Company expects future benefits to be paid from the plans as follows:

(In thousands)	Pension Benefits	Other Benefits

2011	$9,966	$1,361
2012	10,142	1,409
2013	10,253	1,442
2014	10,420	1,485
2015	10,607	1,541
2016-2020	54,059	7,711

Total	$105,447	$14,949

The Company makes contributions to certain multiemployer defined benefit pension plan trusts that cover union employees based on collective bargaining agreements.  Contributions by employees are not required nor are they permitted.  Pension expense under the multiemployer defined benefit pension plans was  $0.7 million in 2010,  $1.4 million in 2009, and  $1.0 million in 2008.

The Company sponsors voluntary employee savings plans that qualify under Section 401(k) of the Internal Revenue Code of 1986.  Compensation expense for the Company’s matching contribution to the 401(k) plans was  $2.5 million in 2010,  $2.4 million in 2009, and  $2.5 million in 2008.  The Company’s match is a cash contribution.  Participants direct the investment of their account balances by allocating among a range of asset classes including mutual funds (equity, fixed income, and balanced funds), and money market funds.  The plans do not offer direct investment in securities issued by the Company.

In October 1992, the Coal Industry Retiree Health Benefit Act of 1992 (the Act) was enacted.  The Act mandates a method of providing for postretirement benefits to the United Mine Workers of America (UMWA) current and retired employees, including some retirees who were never employed by the Company.  In October 1993, beneficiaries were assigned to the Company and the Company began its mandated contributions to the UMWA Combined Benefit Fund, a multiemployer trust.  Beginning in 1994, the Company was required to make contributions for assigned beneficiaries under an additional multiemployer trust created by the Act, the UMWA 1992 Benefit Plan.  The ultimate amount of the Company’s liability under the Act will vary due to factors which include, among other things, the validity, interpretation, and regulation of the Act, its joint and several obligation, the number of valid beneficiaries assigned, and the extent to which funding for this obligation will be satisfied by transfers of excess assets from the 1950 UMWA pension plan and transfers from the Abandoned Mine Reclamation Fund.  Nonetheless, the Company believes it has an adequate reserve for this liability, which totaled  $3.0 million at December 25, 2010 and  $3.6 million at December 26, 2009.

Commitments and Contingencies	12 Months Ended
Dec. 25, 2010
Notes To Financial Statements [Abstract]
Commitments And Contingencies
Note 10 – Commitments and Contingencies

Environmental

The Company is subject to environmental standards imposed by federal, state, local, and foreign environmental laws and regulations.  For all properties, the Company has provided and charged to expense  $5.4 million in 2010,  $1.1 million in 2009, and  $15.4 million in 2008 for pending environmental matters.  Environmental costs related to non-operating properties are classified as a component of other (expense) income, net and costs related to operating properties are classified as cost of goods sold.  Environmental reserves totaled  $23.9 million at December 25, 2010 and  $23.3 million at December 26, 2009.  As of December 25, 2010, the Company expects to spend on existing environmental matters  $1.6 million in 2011,  $1.0 million in 2012,  $1.0 million in 2013,  $1.0 million in 2014,  $0.5 million in 2015, and  $9.3 million thereafter.  The timing of a potential payment for a  $9.5 million settlement offer has not yet been determined.

Non-operating Properties

Southeast Kansas Sites

By letter dated October 10, 2006, the Kansas Department of Health and Environment (KDHE) advised the Company that environmental contamination has been identified at a former smelter site in southeast Kansas.  KDHE asserts that the Company is a corporate successor to an entity that is alleged to have owned and operated the smelter from 1915 to 1918.  The Company has since been advised of a possible connection between that same entity and two other former smelter sites in Kansas.  KDHE has requested that the Company and other potentially responsible parties (PRPs) negotiate a consent order with KDHE to address contamination at these sites.  The Company has participated in preliminary discussions with KDHE and the other PRPs.  The Company believes it is not liable for the contamination but as an alternative to litigation, the Company has entered into settlement negotiations with one of the other PRPs.  The negotiations are ongoing.  In 2008, the Company established a reserve of  $9.5 million for this matter.  Due to the ongoing nature of negotiations, the timing of potential payment has not yet been determined.  The Company has also agreed to share the costs of a preliminary site assessment at one of the former smelter sites with two other PRPs.

Eureka Mills Site

On December 2, 2010, the United States District Court for Utah entered a consent decree between the Company, the United States, and the State of Utah.  The decree resolves the claims asserted by the U.S. and the State of Utah related to Eureka Mills Superfund Site located in Juab County, Utah.  The Company’s connection to the Eureka Mills Site is through land within the site that was owned by Sharon Steel Corporation (Sharon), its predecessor, and a 1979 transaction with UV Industries (UV) in which Sharon allegedly assumed certain of UV’s liabilities.  The Company has provided  $2.5 million to settle its claims, of which  $250 thousand was paid to the State of Utah in December 2010 and the remainder, which was classified in the Consolidated Balance Sheets as an other current liability as of December 25, 2010, was paid to the U.S. in February 2011.

Shasta Area Mine Sites

Mining Remedial Recovery Company (MRRC), a wholly owned subsidiary, owns certain inactive mines in Shasta County, California.  MRRC has continued a program, begun in the late 1980’s, of sealing mine portals with concrete plugs in mine adits, which were discharging water.  The sealing program has achieved significant reductions in the metal load in discharges from these adits; however, additional reductions are required pursuant to an order issued by the California Regional Water Quality Control Board (QCB).  In response to a 1996 Order issued by the QCB, MRRC completed a feasibility study in 1997 describing measures designed to mitigate the effects of acid rock drainage.  In December 1998, the QCB modified the 1996 order extending MRRC’s time to comply with water quality standards.  In September 2002, the QCB adopted a new order requiring MRRC to adopt Best Management Practices (BMP) to control discharges of acid mine drainage.  That order extended the time to comply with water quality standards until September 2007.  During that time, implementation of BMP further reduced impacts of acid rock drainage; however full compliance has not been achieved.  The QCB is presently renewing MRRC’s discharge permit and will concurrently issue a new order.  It is expected that the new permit will include an order requiring continued implementation of BMP through 2015 to address residual discharges of acid rock drainage.  At this site, MRRC spent approximately  $0.7 million in 2010,  $0.5 million in 2009, and  $0.5 million in 2008, and estimates that it will spend between approximately  $8.6 million and  $11.3 million over the next 20 years.

Lead Refinery Site

U.S.S. Lead Refinery, Inc. (Lead Refinery), a non-operating wholly owned subsidiary of MRRC, has conducted corrective action and interim remedial activities and studies (collectively, Site Activities) at Lead Refinery’s East Chicago, Indiana site pursuant to the Resource Conservation and Recovery Act.  Site Activities, which began in December 1996, have been substantially concluded.  Lead Refinery is required to perform monitoring and maintenance activities with respect to Site Activities pursuant to a post-closure permit issued by the Indiana Department of Environmental Management (IDEM) effective as of January 22, 2008.  Lead Refinery spent approximately  $0.1 million annually in 2010, 2009, and 2008 with respect to this site.  Approximate costs to comply with the post-closure permit, including associated general and administrative costs, are between  $2.1 million and  $3.2 million over the next 20 years.

On April 9, 2009, pursuant to the Comprehensive Environmental Response, Compensation, and Liability Act (CERCLA), the U.S. Environmental Protection Agency (EPA) added the Lead Refinery site to the National Priorities List (NPL).  The NPL is a list of priority sites where the EPA has determined that there has been a release or threatened release of contaminants that warrant investigation and, if appropriate, remedial action.  The NPL does not assign liability to any party, owner or operator or to the owner of a property placed on the NPL.  The placement of a site on the NPL does not necessarily mean that remedial action must be taken.  On July 17, 2009, Lead Refinery received a written notice from the EPA that the agency is of the view that Lead Refinery may be a PRP under CERCLA in connection with the release or threat of release of hazardous substances including lead into a residential area adjacent to the site.  PRPs under CERCLA include current and former owners and operators of a site, persons who arranged for disposal or treatment of hazardous substances at a site, or persons who accepted hazardous substances for transport to a site.  The Company is unable to determine the likelihood of a material adverse outcome or the amount or range of a potential loss with respect to placement of this site on the NPL or in connection with the notice of potential liability concerning the residential area.  Lead Refinery lacks the financial resources needed to undertake any investigations or remedial action that may be required by the EPA pursuant to CERCLA.

During 2008, MRRC developed additional remediation programs over several years to meet certain water quality standards related to its Shasta Area Mine sites.  Additionally, during 2008, MRRC re-evaluated its long-term plans with respect to future costs pursuant to the issuance of the post-closure permit at the Lead Refinery site.  As a result, the Company recognized additional expense of  $2.4 million relating to additional anticipated projects at Shasta Area Mine and Lead Refinery remediation sites.  Additionally, the Company recognized an expense of  $2.9 million, or 5 cents per diluted share after tax, for changes in estimates with respect to future operations and maintenance costs at those sites.  During 2010 and 2009, no significant changes were made to these estimates.

Operating Properties

Mueller Copper Tube Products, Inc.

In 1999, Mueller Copper Tube Products, Inc. (MCTP), a wholly owned subsidiary, commenced a cleanup and remediation of soil and groundwater at its Wynne, Arkansas plant.  MCTP is currently removing trichloroethylene, a cleaning solvent formerly used by MCTP, from the soil and groundwater.  On August 30, 2000, MCTP received approval of its Final Comprehensive Investigation Report and Storm Water Drainage Investigation Report addressing the treatment of soils and groundwater from the Arkansas Department of Environmental Quality (ADEQ).  The Company established a reserve for this project in connection with the acquisition of MCTP in 1998.  Effective November 17, 2008, MCTP entered into a Settlement Agreement and Administrative Order by Consent to submit a Supplemental Investigation Work Plan (SIWP) and subsequent Final Remediation Work Plan for the site.  By letter dated January 20, 2010, ADEQ approved the SIWP as submitted, with changes acceptable to the Company.  Costs to implement the work plans, including associated general and administrative costs, are approximately  $0.6 million over the next 10 years.

Belding, Michigan Lead Matters

In 2009 and 2010, in response to requests from the Michigan Department of Natural Resources and Environment (MDNRE), Extruded Metals, Inc. (Extruded), a wholly owned subsidiary, conducted stack emissions testing of the stationary sources at its Belding, Michigan facility (the Belding Facility).  The results of tests on the West Chip Dryer showed non-compliance with certain emission limitation in the facility’s air use permit for that process, including the limitation for lead.  Modifications were made to the emissions control equipment on the West Chip Dryer, and subsequent testing demonstrated all stationary sources at the Belding Facility to be in compliance with the requirements of their air use permits.

In December 2009 and August 2010, the MDNRE issued a notice of violation and an enforcement notice with respect to the prior permit violations with respect to the West Chip Dryer.  Extruded will be required to enter into an administrative consent order (ACO) with the MDNRE to resolve the allegations contained in the notices.  The MDNRE has advised that it intends to impose a civil fine as part of the resolution of those allegations.  The MDNRE has not advised Extruded as to the amount of the fine it intends to impose.

Beginning in January 2009, and in response to the EPA’s 2008 order of magnitude reduction of the national ambient air quality standard (NAAQS) for lead, the MDNRE began monitoring ambient air lead levels in areas of the State of Michigan where stationary sources of lead emissions were known to be present.  Ambient air monitoring downwind of the Belding Facility demonstrated periodic exceedances of the new NAAQS for lead.  The MDNRE requested that Extruded submit an application for a new air use permit for the Belding Facility that will ensure compliance with that new federal standard.  The application was submitted on January 21, 2011.  The application proposes raising the stack height on the facility’s two chip dryers.  It is unknown whether the MDNRE will approve the application and what the ultimate cost of complying with the new NAAQS may be.

In October 2010, the MDNRE conducted testing of lead levels in soils on properties upwind and downwind of the Belding Facility.  Results of that testing showed exceedances of the Michigan generic residential direct contact cleanup criteria for lead on a number of the downwind properties.  Extruded has agreed with the MDNRE to investigate the extent of this condition and to perform remediation to the extent required by environmental laws.  Extruded has solicited proposals from a number of environmental consulting firms to assist it in these efforts.  A firm has been selected, and with their assistance, a conceptual interim response plan was submitted to the MDNRE.  The Company is awaiting a response to this plan.  The Company established a reserve for  $0.4 million in 2010 for this matter, and is pursuing potential remedies from the previous owner.

In November 2010, Extruded received a request for information under Section 114(a) of the Clean Air Act from the EPA.  The focus of the EPA’s information request was the Belding Facility’s compliance with the National Emissions Standards for Hazardous Air Pollutants for Secondary Nonferrous Metals Processing Area Sources, 40 C.F.R. § 63.114679 (Subpart TTTTTT).  Extruded responded to the information request and advised the EPA that it was not subject to regulation under Subpart TTTTTT.

The estimates contained in the environmental reserves are based on assumptions that are highly subjective.  Many of the remedial activities performed by the Company are pursuant to performance-based obligations imposed by various regulatory bodies in which certain standards regarding levels of contaminants must be met.  The most subjective assumption that affects the estimates at these sites is the assumed length of time to comply with the remedial requirements set by the regulatory authorities.  This assumption is subject to change based on the regulatory environment, unanticipated delays and events that could limit access to these sites, unforeseen negative sampling results, and other factors.  Changes in any of these factors could have a material impact on future environmental expense.

Carrier ACR Copper Tube Action

The Company has been named as a defendant in a pending litigation (the Carrier ACR Tube Action) brought by Carrier Corporation, Carrier S.A., and Carrier Italia S.p.A. (collectively, Carrier), direct purchasers of copper tube.  The Carrier ACR Tube Action was filed in March 2006 in the United States District Court for the Western District of Tennessee.  The Carrier ACR Tube Action alleges anticompetitive activities with respect to the sale of copper tubes used in, among other things, the manufacturing of air-conditioning and refrigeration units (ACR copper tubes).  The Company and Mueller Europe, Limited (Mueller Europe) are named in the Carrier ACR Tube Action.  The Carrier ACR Tube Action seeks monetary and other relief.

In July 2007, the Carrier ACR Tube Action was dismissed in its entirety for lack of subject matter jurisdiction as to all defendants.  In August 2007, plaintiffs filed with the United States Court of Appeals for the Sixth Circuit a notice of appeal from the judgment and order dismissing the complaint in the Carrier ACR Tube Action.  The Company and Mueller Europe filed notices of cross-appeal in August 2007.

In October 2007, Carrier filed with the United States Court of Appeals for the Sixth Circuit a motion to dismiss the cross-appeals, which the Court denied in December 2007.  All appeals in the Carrier ACR Tube Action remain pending.  Briefing on the appeals occurred in May 2009 and oral argument took place in October 2009.

Although the Company believes that the claims for relief in the Carrier ACR Tube Action are without merit, due to the procedural stage of the Carrier ACR Tube Action, the Company is unable to determine the likelihood of a material adverse outcome in the Carrier ACR Tube Action or the amount or range of a potential loss in the Carrier ACR Tube Action.

Employment Litigation

On June 1, 2007, the Company filed a lawsuit in the Circuit Court of Dupage County, Illinois against Peter D. Berkman and Jeffrey A. Berkman, former executives of the Company and B&K Industries, Inc. (B&K), a wholly owned subsidiary of the Company, relating to their alleged breach of fiduciary duties and contractual obligations to the Company through, among other things, their involvement with a supplier of B&K during their employment with B&K.  The lawsuit alleged the appropriation of corporate opportunities for personal benefit, failure to disclose competitive interests or other conflicts of interest, and unfair competition, as well as breach of employment agreements in connection with the foregoing.  The lawsuit sought compensatory and punitive damages, and other appropriate relief.  In August 2007, the defendants filed an answer to the complaint admitting Peter Berkman had not sought authorization to have an ownership interest in a supplier, among other things.

On September 5, 2008, Peter Berkman asserted the Fifth Amendment privilege against self-incrimination as to all requests directed to him.  By that assertion, he took the position that his testimony about his actions would have the potential of exposing him to a criminal charge or criminal charges.  On January 7, 2009, the Court found Peter Berkman in contempt for resisting discovery.  On February 6, 2009, Peter Berkman filed a notice of appeal with the Illinois Appellate Court, Second Judicial District.  The Illinois Appellate Court concluded that (i) Peter Berkman was not entitled to withhold documents on attorney-client privilege grounds that were created during the period that Katten Muchin Rosenman LLP represented both the Company and Peter Berkman, (ii) certain documents withheld on attorney-client privilege grounds needed to be submitted to the trial court for an in camera review to assess the applicability of the crime-fraud exception to the attorney-client privilege, and (iii) documents Peter Berkman withheld on Fifth Amendment grounds needed to be submitted to the trial court for an in camera review. Since obtaining this ruling, Peter Berkman unsuccessfully moved for a rehearing before the Illinois Appellate Court as to certain aspects of its decision and filed a petition for leave to appeal to the Illinois Supreme Court which was denied.

On December 10, 2010, during a pre-trial settlement conference before the court, the material terms of a settlement related to the Company’s lawsuit against Peter Berkman, Jeffrey Berkman, and Homewerks Worldwide LLC were agreed upon.  Following additional negotiations in 2011, the final terms of that settlement requires, among other things, the payment of  $10.5 million in cash by Peter Berkman, Jeffrey Berkman, and Homewerks Worldwide LLC.  This cash payment to the Company is due in the first quarter of 2011.  Under the final terms of the settlement agreement, the court dismissed all counterclaims against the Company, B&K, and their officers and directors.  On February 7, 2011, the settlement agreement was executed by the parties and, on February 10, 2011, the trial court dismissed with prejudice all claims and counterclaims asserted by the litigation.  The Company will recognize the gain on litigation settlement, and other potential future compensation, if any, upon receipt of the cash.

United States Department of Commerce Antidumping Review

On December 24, 2008, the United States Department of Commerce (DOC) initiated an antidumping administrative review of the antidumping duty order covering circular welded non-alloy steel pipe and tube from Mexico to determine the final antidumping duties owed on U.S. imports during the period November 1, 2007 through October 31, 2008 by certain subsidiaries of the Company.  On April 19, 2010, DOC published the final results of this review and assigned Mueller Comercial de Mexico, S. de R.L. de C.V. (Mueller Comercial) an antidumping duty rate of 48.33 percent.  The Company has appealed the final determination to the U.S. Court of International Trade.  The Company anticipates that certain of its subsidiaries will incur antidumping duties on subject imports made during the period of review and, as such, established a reserve of approximately  $4.2 million for this matter.

On December 23, 2009, DOC initiated an antidumping administrative review of the antidumping duty order covering circular welded non-alloy steel pipe and tube from Mexico for the November 1, 2008 through October 31, 2009 period of review.  DOC has selected Mueller Comercial as a respondent for this period of review.  On December 15, 2010, the DOC issued preliminary results and assigned a margin of dumping of 4.81 percent to Mueller Comercial.  Final results are expected no later than June 2011.  At this time, the Company is unable to estimate the impact, if any, this matter will have on its financial position, results of operations, or cash flows.

On December 28, 2010, DOC initiated an antidumping administrative review of the antidumping duty order covering circular welded non-alloy steel pipe and tube from Mexico for the November 1, 2009 through October 31, 2010 period of review.  DOC has selected Mueller Comercial as a respondent for this period of review.  At this time, the Company is unable to estimate the impact, if any, this matter will have on its financial position, results of operations or cash flows.

United States Department of Commerce and United States International Trade Commission Antidumping Investigations

On September 30, 2009, two subsidiaries of Mueller Industries, Inc., along with Cerro Flow Products, Inc. and KobeWieland Copper Products, LLC (collectively, Petitioners), jointly filed antidumping petitions with the DOC and the U.S. International Trade Commission (ITC) alleging that imports of seamless refined copper pipe and tube from China and Mexico (subject imports) were being sold at less than fair value and were causing material injury (and threatening material injury) to the domestic industry.  On October 21, 2009, the DOC announced its decision to initiate antidumping investigations.  On November 13, 2009, the ITC announced its unanimous determination that there is a reasonable indication that the domestic industry is materially injured or threatened with material injury by reason of subject imports.  As a result of this preliminary determination, the DOC commenced antidumping investigations of Chinese and Mexican producers.

On May 12, 2010, the DOC published its preliminary affirmative determinations, finding antidumping rates from 29.52 percent to 30.90 percent for Mexico, and from 10.26 percent to 60.50 percent for China.  As a result, U.S. importers of subject imports were required to post bonds or cash deposits at these preliminary rates.  On October 1, 2010, the DOC published its final affirmative determinations, finding antidumping rates from 24.89 percent to 27.16 percent for Mexico (as amended), and from 11.25 percent to 60.85 percent for China.

On November 22, 2010, the ITC issued its final affirmative determination that subject imports from China and Mexico threatened material injury to the domestic industry.  Also on November 22, 2010, the DOC published antidumping orders, with the effect that importers are required to post antidumping cash deposits at rates ranging from 24.89 percent to 27.16 percent (for subject imports from Mexico) and from 11.25 percent to 60.85 percent (for subject imports from China).

On December 22, 2010, certain Mexican parties requested panel reviews under the North American Free Trade Agreement (NAFTA) in order to appeal the final DOC and ITC final determinations.  At this time, the Company is unable to know the final disposition of these appeals.

Leases

The Company leases certain facilities, vehicles, and equipment under operating leases expiring on various dates through 2023.  The lease payments under these agreements aggregate to approximately  $6.0 million in 2011,  $5.9 million in 2012,  $4.3 million in 2013,  $3.0 million in 2014,  $2.7 million in 2015, and  $7.4 million thereafter.  Total lease expense amounted to  $8.0 million in 2010,  $8.6 million in 2009, and  $9.3 million in 2008.

Consulting Agreement

During 2004, the Company entered into a consulting and non-compete agreement (the Consulting Agreement) with Harvey L. Karp, Chairman of the Board.  The Consulting Agreement provides for post-employment services to be provided by Mr. Karp for a six-year period.  During the first four years of the Consulting Agreement, an annual fee equal to two-thirds of the executive’s Final Base Compensation (as defined in the Consulting Agreement) will be payable.  During the final two years, the annual fee is set at one-third of the executive’s Final Base Compensation.  During the term of the Consulting Agreement, the executive agrees not to engage in Competitive Activity (as defined in the Consulting Agreement) and will be entitled to receive certain other benefits from the Company.  The term of the Consulting Agreement will commence upon the earliest of termination of employment by the Company without Cause, upon termination of employment in connection with a change in control, or upon voluntary resignation from employment with the Company for Good Reason, as defined in the executive’s current employment agreement.  In October 2007, Mr. Karp’s Consulting Agreement was amended to change the effective date from December 31, 2007 to the date of termination of employment without cause.  Based upon the value of the non-compete provisions of the Consulting Agreement, the Company will expense the value of the Consulting Agreement over its term.

Other

In November 2008, the Company’s copper tube facility in Bilston, Great Britain, was damaged by fire and production was curtailed; the losses were covered by property and business interruption insurance.  During 2010, the Company settled the claim with its insurer for total proceeds of  $35.3 million, net of the deductible of  $0.5 million.  As a result of the settlement with its insurer, all proceeds received and all costs previously deferred (which were recorded as a receivable in prior periods) were recognized, resulting in a pre-tax gain of  $21.2 million in 2010.

In July 2009, there was an explosion at the Company’s copper tube facility in Fulton, Mississippi.  Production was curtailed for approximately one week for cleanup and repairs to building structures.  Certain production equipment was also extensively damaged.  The value of the loss pertaining to the business interruption component cannot be estimated at this time, but is expected to be covered by insurance.  The Company has not recognized potential gains arising from business interruption insurance in the Condensed Consolidated Statements of Income related to this matter, and will not do so until final settlement of the business interruption insurance claim.  In 2010, the Company recorded a gain of  $1.5 million related to the property damage claim.

Additionally, the Company is involved in certain litigation as a result of claims that arose in the ordinary course of business, which management believes will not have a material adverse effect on the Company's financial position or results of operations.  The Company may also realize the benefit of certain legal claims and litigation in the future; these gain contingencies are not recognized in the Consolidated Financial Statements.

Other Income, Net	12 Months Ended
Dec. 25, 2010
Notes To Financial Statements [Abstract]
Other Income, Net
Note 11 – Other (Expense) Income, Net

(In thousands)	2010	2009	2008

Interest income	$829	$1,080	$7,294
Gain on early retirement of debt	—	128	21,575
Loss on disposal of properties, net	(756)	(683)	(598)
Environmental expense, non-operating properties	(3,467)	(644)	(15,432)
Other	744	991	1,057

Other (expense) income, net	$(2,650)	$872	$13,896

Stock-Based Compensation	12 Months Ended
Dec. 25, 2010
Notes To Financial Statements [Abstract]
Stock-Based Compensation
Note 12 – Stock-Based Compensation

In May 2009, the Company’s stockholders approved the 2009 Stock Incentive Plan (2009 Plan).  The 2009 Plan authorizes the award of stock-based incentives to employees and non-employee directors.  Awards include restricted stock, stock appreciation rights, and options to purchase stock at specified prices during specified time periods.  The 2009 Plan reserved 750 thousand shares of common stock which may be issued or transferred upon exercise of stock options.

During the years ended December 25, 2010, December 26, 2009, and December 27, 2008, the Company recognized stock-based compensation, as a component of selling, general, and administrative expense, in its Consolidated Statements of Income of  $2.9 million,  $2.6 million, and  $2.9 million, respectively.  The related tax benefit was  $0.7 million in 2010,  $0.6 million in 2009, and  $0.6 million in 2008.

The fair value of the restricted stock awards equals the fair value of the Company’s stock on the grant date.  At December 25, 2010 and December 26, 2009, 132 thousand and 64 thousand restricted stock awards were outstanding and unvested, respectively.  During 2010, the Company granted 71 thousand restricted stock awards and 3 thousand restricted stock awards were vested.  The aggregate intrinsic value of these awards was  $3.2 million at December 25, 2010.  Total compensation for restricted stock awards not yet recognized was  $2.3 million with an average recognition period of three years.

Under existing plans, the Company may grant options to purchase shares of common stock at prices not less than the fair market value of the stock on the date of grant.  Generally, the options vest annually in equal increments over a five-year period beginning one year from the date of grant.  Any unexercised options expire after not more than ten years.  The fair value of each grant is estimated as a single award and amortized into compensation expense on a straight-line basis over its vesting period.  The weighted average grant-date fair value of options granted during 2010, 2009, and 2008 were  $7.63,  $7.60, and  $7.49, respectively.

The Company estimates the fair value of all stock option awards as of the grant date by applying the Black-Scholes-Merton option pricing model.  The use of this valuation model in the determination of compensation expense involves certain assumptions that are judgmental and/or highly sensitive including the expected life of the option, stock price volatility, risk-free interest rate, and dividend yield.  Additionally, forfeitures are estimated at the time of valuation and reduce expense ratably over the vesting period.  The forfeiture rate which was estimated at 17 percent, 17 percent, and 10 percent in 2010, 2009, and 2008, respectively, is adjusted periodically based on actual forfeitures.  The weighted average of key assumptions used in determining the fair value of options granted and a discussion of the methodology used to develop each assumption are as follows:

	2010	2009	2008

Expected term	6.3 years	6.3 years	6.2 years
Expected price volatility	0.353	0.334	0.266
Risk-free interest rate	2.4%	3.3%	3.7%
Dividend yield	1.6%	1.7%	1.5%

Expected term – This is the period of time estimated based on historical experience over which the options granted are expected to remain outstanding.  An increase in the expected term will increase compensation expense.

Expected price volatility – This is a measure of the amount by which a price has fluctuated or is expected to fluctuate.  The Company uses actual historical changes in the market value of its stock to calculate the volatility assumption.  Daily market value changes from the date of grant over a past period representative of the expected term of the options are used.  An increase in the expected price volatility rate will increase compensation expense.

Risk-free interest rate – This is the U.S. Treasury rate for the week of the grant, having a term representative of the expected term of the options.  An increase in the risk-free rate will increase compensation expense.

Dividend yield – This rate is the annual dividends per share as a percentage of the Company’s stock price.  An increase in the dividend yield will decrease compensation expense.

The Company generally issues treasury shares when options are exercised.  A summary of the stock option activity and related information follows:

(Shares in thousands)	Options	Weighted Average Exercise Price

Outstanding at December 29, 2007	2,003	$26.85
Granted	466	27.03
Exercised	(64)	18.12
Cancelled	(321)	31.60

Outstanding at December 27, 2008	2,084	26.43
Granted	226	23.79
Exercised	(477)	19.16
Cancelled	(80)	28.42
Expired	(149)	32.50

Outstanding at December 26, 2009	1,604	27.56
Granted	223	24.65
Exercised	(148)	19.26
Expired	(20)	31.22

Outstanding at December 25, 2010	1,659	27.87

At December 25, 2010, the aggregate intrinsic value of all outstanding options was  $10.2 million with a weighted average remaining contractual term of 6.2 years.  Of the outstanding options, 953 thousand are currently exercisable with an aggregate intrinsic value of  $5.5 million, a weighted average exercise price of  $28.40, and a weighted average remaining contractual term of 4.9 years.  The total intrinsic value of options exercised was  $1.3 million,  $1.4 million, and  $0.8 million in 2010, 2009, and 2008, respectively.  The total compensation expense not yet recognized related to non-vested awards at December 25, 2010 was  $4.3 million with an average expense recognition period of 3.9 years.

Under the Company’s 1994 Non-Employee Director Stock Option Plan, each member of the Company’s Board of Directors who is neither an employee nor an officer of the Company is automatically granted each year on the date of the Company’s Annual Meeting of Stockholders, without further action by the Board, an option to purchase two thousand shares of common stock at the fair market value of the common stock on the date the option is granted.  As of December 25, 2010, options to purchase approximately 40 thousand shares of common stock were outstanding under this Plan and one thousand options are available under the Plan for future issuance.

Approximately 732 thousand shares were available for future stock incentive awards at December 25, 2010.

Derivative Instruments and Hedging Activities	12 Months Ended
Dec. 25, 2010
Notes To Financial Statements [Abstract]
Derivative Instruments and Hedging Activities
Note 13 – Derivative Instruments and Hedging Activities

Copper and brass represent the largest component of the Company’s variable costs of production.  The cost of these materials is subject to global market fluctuations caused by factors beyond the Company’s control.  The Company occasionally enters into forward fixed-price arrangements with certain customers; the risk of these arrangements is generally managed with commodity futures contracts.  The Company accounts for these futures contracts in accordance with ASC 815, Derivatives and Hedging (ASC 815).  These futures contracts have been designated as cash flow hedges.  The fair value of open futures contracts are recognized as a component of OCI until the position is closed which corresponds to the period when the related hedged transaction is recognized in earnings.  Should these contracts no longer meet hedge criteria in accordance with ASC 815, either through lack of effectiveness or because the hedged transaction is no longer probable of occurring, all deferred gains and losses related to the hedge would be immediately reclassified from OCI into earnings as a component of other income.  In the next twelve months, the Company will reclassify into earnings realized gains or losses of cash flow hedges; at December 25, 2010, the net fair value of these contracts was approximately a  $0.9 million gain.

At December 25, 2010, the Company held open futures contracts to purchase approximately  $10.5 million of copper over the next twelve months related to fixed price sales orders.  The fair value of those futures contracts was a  $0.9 million gain position, which was determined by obtaining quoted market prices (Level 1 hierarchy as defined by ASC 820).

Derivative instruments designated as cash flow hedges under ASC 815 are reflected in the Consolidated Financial Statements as follows:

	December 25, 2010
(In thousands)	Location		Fair value

Commodity contracts	Other current assets:	Gain positions	$891

	December 26, 2009
(In thousands)	Location		Fair value

Commodity contracts	Other current assets:	Gain positions	$374

The following tables summarize activities related to the Company’s derivative instruments, classified as cash flow hedges in accordance with ASC 815:

	Gain (Loss) Recognized in Accumulated OCI (Effective Portion), Net of Tax
	For the Year Ended
(In thousands)	December 25, 2010	December 26, 2009

Commodity contracts (1)	$1,684	$4,083

(1) Includes $0.1 million and $0.9 million attributable to noncontrolling interest in 2010 and 2009, respectively.

	(Gain) Loss Reclassified from Accumulated OCI into Income (Effective Portion), Net of Tax
		For the Year Ended
(In thousands)	Location	December 25, 2010	December 26, 2009

Commodity contracts	Cost of goods sold	$(1,308)	$1,966

The Company enters into futures contracts that closely match the terms of the underlying transactions.  As a result, the ineffective portion of the open hedge contracts at December 25, 2010 is not material to the Consolidated Statements of Income.

The Company does not offset fair value of amounts for derivative instruments and fair value amounts recognized for the right to reclaim cash collateral.  At December 25, 2010, the Company had recorded restricted cash of  $461 thousand related to open futures contracts.

Acquisition	12 Months Ended
Dec. 25, 2010
Notes To Financial Statements [Abstract]
Acquisitions
Note 14 – Acquisitions

On August 6, 2010, the Company purchased certain assets of Linesets, Inc., a manufacturer of assembled line sets with operations in Phoenix, Arizona and Atlanta, Georgia.  This acquisition expands the Company’s current line sets business, a part of the Plumbing & Refrigeration segment.  The purchase price of approximately  $2.1 million was allocated primarily to inventory and heavy machinery and equipment.

On December 28, 2010, subsequent to the 2010 fiscal year end, the Company purchased certain assets of Tube Forming, L.P. (TFI).  TFI primarily serves the HVAC market in North America.  The acquired assets include inventories, production equipment as well as factory leaseholds.  TFI has operations in Carrollton, Texas, and Guadalupe, Mexico, where it produces precision copper return bends and crossovers, and custom-made tube components and brazed assemblies, including manifolds and headers.  TFI's estimated net sales for 2010 were approximately  $35 million.  Mueller paid approximately  $6.9 million for the assets subject to certain adjustments, which was funded with existing cash on hand.  The acquisition of TFI extends the Company’s product offering within the OEM segment.

Industry Segments	12 Months Ended
Dec. 25, 2010
Notes To Financial Statements [Abstract]
Industry Segments
Note 15 – Industry Segments

The Company’s reportable segments are Plumbing & Refrigeration and OEM.  For disclosure purposes, as permitted under ASC 280, Segment Reporting, certain operating segments are aggregated into reportable segments.  The Plumbing & Refrigeration segment is composed of Standard Products (SPD), European Operations, and Mexican Operations.  The OEM segment is composed of Industrial Products (IPD), Engineered Products (EPD), and Mueller-Xingrong.  These segments are classified primarily by the markets for their products.  Performance of segments is generally evaluated by their operating income.  Intersegment transactions are generally conducted on an arms-length basis.

SPD manufactures copper tube and fittings, plastic fittings, plastic pipe, and line sets.  These products are manufactured in the U.S.  Outside the U.S., the Company’s European Operations manufacture copper tube, which is sold in Europe and the Middle East.  SPD also imports and resells brass and plastic plumbing valves, malleable iron fittings, faucets, and plumbing specialty products.  Mexican Operations consist of pipe nipple manufacturing and import distribution businesses including product lines of malleable iron fittings and other plumbing specialties.  The European Operations consist of copper tube manufacturing and the import distribution of fittings, valves, and plumbing specialties primarily in the U.K. and Ireland.  The Plumbing & Refrigeration segment’s products are sold primarily to plumbing, refrigeration, and air-conditioning wholesalers, hardware wholesalers and co-ops, and building product retailers.

IPD manufactures brass rod, impact extrusions, and forgings as well as a variety of end products including plumbing brass, automotive components, valves, and fittings. EPD manufactures and fabricates valves and assemblies for the refrigeration, air-conditioning, gas appliance, and barbecue grill markets and specialty copper, copper-alloy, and aluminum tubing.  Mueller-Xingrong manufactures engineered copper tube primarily for air-conditioning applications.  These products are sold primarily to OEM customers.

Summarized product line, geographic, and segment information is shown in the following tables.  Geographic sales data indicates the location from which products are shipped.  Unallocated expenses include general corporate expenses, plus certain charges or credits not included in segment activity.

Worldwide sales to one customer in the Plumbing & Refrigeration segment totaled  $175.1 million in 2009 and  $289.6 million in 2008, which represented 11 percent in 2009 and 2008 of the Company's consolidated net sales.  No other customer accounted for more than 10 percent of consolidated net sales.  During 2010, no one customer exceeded 10 percent of worldwide sales.

Net Sales by Major Product Line:

(In thousands)	2010	2009	2008

Tube and fittings	$898,615	$686,102	$1,138,590
Brass rod and forgings	581,660	418,376	788,843
OEM components, tube & assemblies	327,092	213,905	328,868
Valves and plumbing specialties	204,074	198,333	245,110
Other	48,356	30,509	57,037

	$2,059,797	$1,547,225	$2,558,448

Geographic Information:

(In thousands)	2010	2009	2008

Net sales:
United States	$1,567,606	$1,208,757	$2,027,339
United Kingdom	214,643	173,223	272,715
Other	277,548	165,245	258,394

	$2,059,797	$1,547,225	$2,558,448

Long-lived assets:
United States	$289,714	$309,986	$346,192
United Kingdom	24,088	27,312	44,794
Other	32,880	34,000	37,101

	$346,682	$371,298	$428,087

Net assets of foreign operations at December 25, 2010 included  $115.3 million in the United Kingdom,  $51.0 million in Mexico,  $35.9 million in Luxembourg, and  $25.6 million in China.

Segment Information:

	For the Year Ended December 25, 2010
(In thousands)	Plumbing & Refrigeration Segment	OEM Segment	Corporate and Eliminations	Total

Net sales	$1,115,614	$958,855	$(14,672)	$2,059,797

Cost of goods sold	951,170	837,649	(14,008)	1,774,811
Depreciation and amortization	24,940	14,300	1,124	40,364
Selling, general, and administrative expense	78,573	26,789	25,849	131,211
Insurance settlements	(22,736)	—	—	(22,736)

Operating income	83,667	80,117	(27,637)	136,147

Interest expense				(11,647)
Other expense, net				(2,650)

Income before income taxes				$121,850

Segment Information (continued):

	For the Year Ended December 26, 2009
(In thousands)	Plumbing & Refrigeration Segment	OEM Segment	Corporate and Eliminations	Total

Net sales	$892,071	$664,088	$(8,934)	$1,547,225

Cost of goods sold	744,880	590,361	(8,219)	1,327,022
Depreciation and amortization	26,289	14,208	1,071	41,568
Selling, general, and administrative expense	74,397	20,501	21,762	116,660
Impairment charges	19,462	10,293	—	29,755

Operating income	27,043	28,725	(23,548)	32,220

Interest expense				(9,963)
Other income, net				872

Income before income taxes				$23,129

	For the Year Ended December 27, 2008
(In thousands)	Plumbing & Refrigeration Segment	OEM Segment	Corporate and Eliminations	Total

Net sales	$1,400,682	$1,176,892	$(19,126)	$2,558,448

Cost of goods sold	1,157,896	1,093,504	(18,277)	2,233,123
Depreciation and amortization	28,751	14,489	1,105	44,345
Selling, general, and administrative expense	89,250	23,621	24,013	136,884
Impairment charge	18,000	—	—	18,000

Operating income	106,785	45,278	(25,967)	126,096

Interest expense				(19,050)
Other income, net				13,896

Income before income taxes				$120,942

(In thousands)	2010	2009	2008

Expenditures for long-lived assets (including business acquisitions):
Plumbing & Refrigeration	$13,774	$7,876	$15,770
OEM	6,684	6,066	6,440

	$20,458	$13,942	$22,210

Segment assets:
Plumbing & Refrigeration	$574,671	$542,834	$621,430
OEM	296,978	284,480	300,969
General corporate	387,347	352,827	260,514

	$1,258,996	$1,180,141	$1,182,913

Quarterly Financial Information (Unaudited)	12 Months Ended
Dec. 25, 2010
Notes To Financial Statements [Abstract]
Quarterly Financial Information (Unaudited)
Note 16 – Quarterly Financial Information (Unaudited)

	First		Second	Third	Fourth
(In thousands, except per share data)	Quarter		Quarter	Quarter	Quarter

2010
Net sales	$485,268		$540,388	$507,240	$526,901
Gross profit (1)	72,220		73,743	69,643	69,380
Consolidated net income	34,799	(2)	16,037	18,747	17,952
Net income attributable to Mueller Industries, Inc.	33,958		15,558	18,909	17,746
Basic earnings per share	0.90		0.41	0.50	0.47
Diluted earnings per share	0.90		0.41	0.50	0.47
Dividends per share	0.10		0.10	0.10	0.10

2009
Net sales	$326,558		$367,800	$419,800	$432,977
Gross profit (1)	39,175		54,447	65,851	60,730
Consolidated net (loss) income	(2,510)		6,167	18,812	(17,132)	(3)
Net (loss) income attributable to Mueller Industries, Inc.	(2,492)		6,028	18,666	(17,527)
Basic (loss) earnings per share	(0.07)		0.16	0.50	(0.47)
Diluted (loss) earnings per share	(0.07)		0.16	0.50	(0.47)
Dividends per share	0.10		0.10	0.10	0.10

(1) Gross profit is net sales less cost of goods sold, which excludes depreciation and amortization.

(2) First quarter of 2010 includes gain from insurance settlement of $23.3 million after tax.

(3) Fourth quarter of 2009 includes impairment charges, primarily goodwill, of $27.9 million after tax.

VALUATION AND QUALIFYING ACCOUNTS	12 Months Ended
Dec. 25, 2010
Schedule To Financial Statements [Abstract]
Valuation And Qualifying Accounts
MUELLER INDUSTRIES, INC.
SCHEDULE II - VALUATION AND QUALIFYING ACCOUNTS
Years Ended December 25, 2010, December 26, 2009, and December 27, 2008

		Additions
	Balance at	Charged to					Balance
	beginning	costs and	Other				at end
(In thousands)	of year	expenses	additions		Deductions		of year

2010
Allowance for doubtful accounts	$5,947	$4,763	$111	(1)	$5,374		$5,447

Environmental reserves	$23,268	$5,378	$(6)		$4,738		$23,902

Valuation allowance for deferred tax assets	$33,812	$(5,496)	$398		$—		$28,714

2009
Allowance for doubtful accounts	$6,690	$506	$85	(1)	$1,334		$5,947

Environmental reserves	$23,248	$1,087	$5		$1,072		$23,268

Valuation allowance for deferred tax assets	$32,624	$52	$1,136	(2)	$—		$33,812

2008
Allowance for doubtful accounts	$5,015	$2,654	$14	(1)	$993		$6,690

Environmental reserves	$8,897	$15,432	$—		$1,081		$23,248

Valuation allowance for deferred tax assets	$22,980	$(246)	$12,943	(2)	$3,053	(3)	$32,624

(1) Other consists primarily of bad debt recoveries as well as the effect of fluctuating foreign currency exchange rates in all years presented.

(2) Other includes the additions to valuation allowances during 2009 and 2008 in which previously unrecorded gross deferred tax assets and valuation allowances were recognized.

(3) Deductions include foreign currency translation adjustments and reductions to valuation allowances relating to certain tax attributes in which the carryforward period had expired.

Document Information	12 Months Ended
Dec. 25, 2010
Document Type	10-K
Amendment Flag	false
Document Period End Date	Dec 25, 2010

Entity Information (USD $)	12 Months Ended
Dec. 25, 2010
Entity Registrant Name	MUELLER INDUSTRIES INC
Entity Central Index Key	0000089439
Current Fiscal Year End Date	--12-25
Entity Well Known Seasoned Issuer	Yes
Entity Voluntary Filers	No
Entity Current Reporting Status	No
Entity Filer Category	Large Accelerated Filer
Entity Public Float	$ 908,404,764
Entity Common Stock Shares Outstanding	37,855,071
Document Fiscal Year Focus	2010
Document Fiscal Period Focus	FY